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                                                                EXHIBIT 10.34
                                     AGREEMENT

    This Agreement (the "Agreement") is dated as of January 10, 1997, is made by and among DeCrane Aircraft Holdings, Inc., an Ohio corporation (the "Company"), and the several parties named on the signature page to this Agreement (the "Shareholders").


                                PRELIMINARY STATEMENTS

    A. The Shareholders and the Company are parties to (i) that certain Fourth Amended and Restated Shareholders Agreement (the "Shareholders Agreement") and (ii) that certain Fourth Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), each dated as of September 18, 1996.

    B. The shareholders are concurrently herewith approving a merger of the Company with and into DAHX, Inc. (the name of which will become DeCrane Aircraft Holdings, Inc. upon the effectiveness of the merger), a Delaware Corporation ("Newco").

    C. The Shareholders and the Company are entering into this Agreement for the purposes of (i) continuing the provisions of the Shareholders Agreement and the Registration Rights Agreement with respect to securities of Newco to be received by the Shareholders and (ii) to provide for the modifications of the rights of the Shareholders pursuant to the Shareholders Agreement and the Registration Rights Agreement if on or before May 5, 1997 the following occur: (a) the effectiveness of a registration statement on form S-1 for common stock by Newco (the "IPO"), (b) Newco receiving funds in such IPO an amount not less than $25 million as the net proceeds of the offering, and (c) in which the Company has an equity value of not less than $55 million. The events referred to in clauses (a) and (b) of the foregoing sentence are referred to herein as "Funding of the IPO."

    D. To enable the Company to complete the IPO, the Shareholders will agree to waive the rights to dividends if the IPO is effective by May 5, 1997.

    Based on the foregoing facts and circumstances, the parties hereby agree as follows:

    1.   INCORPORATION OF THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT.

         Upon the effectiveness of the merger of the Company with and into Newco, each of the Shareholders and Newco agree to be bound by the provisions of the Registration Rights Agreement as if "Newco" were the "Company" named therein.

    2.   INCORPORATION OF THE TERMS OF THE SHAREHOLDERS AGREEMENT.

         Upon the effectiveness of the merger of the Company with and into Newco, each of the Shareholders and Newco agree to be bound by the provisions of the Shareholders Agreement as if "Newco" were the "Company" named therein.

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    3.   AMENDMENTS TO SHAREHOLDERS AGREEMENT
         CONDITIONED UPON FUNDING OF THE IPO.

         Upon the Funding of the IPO and repayment in full of all indebtedness of the Company due or owing to Electra and Nassau, including without limitation interest thereon, and payment of all expenses owning in connection therewith (collectively, the "Debt Repayment"), the following provision of the Shareholders Agreement shall be amended as set forth in this
Section 3:
         3.1 Section 8(a) shall be deleted and the following provision substituted in its place: "With respect to each Brantley, DSV and Nassau, so long as such owns 5% of the Common Equivalent Shares of the Company, the then existing Board of Directors of the Company shall nominate a designee named by each such entity as a company nominee to the Board of Directors and use its reasonable efforts to solicit proxies voting for the Company's nominees."

         3.2  Section 8(c) shall be of no further force or effect.

    4.   AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT.

         Upon the funding of the IPO and the Debt Repayment, the parties agree to the terms of the Fifth Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit A (for the purposes of the fax transmission of this Agreement, only pages 1, 3, 5, 8 and the Rider to the Fifth Amended and Restated Registration Rights Agreement are attached). Except for the handwritten changes on pages 1, 3, 6, 8 and the Rider to the Fifth Amended and Restated Registration Rights Agreement, all other pages are unchanged from the Fourth Amended and Restated Registration Rights Agreement.

    5.   WAIVER OF RIGHT OF DIVIDENDS.

         Notwithstanding the provisions of the Articles of Incorporation, so long as the registration statement for the IPO becomes effective on or before May 6, 1997, each Shareholder does hereby waive the right to any dividends which accrue on or before May 5, 1997 on any class of any security owned by such Shareholder.

    6.   CONVERSION OF PREFERRED STOCK AND
         EXERCISE OF WARRANTS TO PURCHASE COMMON STOCK.

         Concurrent with the Funding of the IPO and the Debt Repayment, except for the E, F and G Warrants issued to Nassau which Warrants will not be exercised at this time, each of the Shareholders shall have converted its shares of Preferred Stock into Common Stock and, except for ING and Provident with respect to the "$4 warrants". In any manner specified in any such warrant, shall have exercised all of its warrants to purchase common stock.

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    7.   COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and for all purposes; facsimile signatures shall be deemed to be originals. This Agreement shall be effective only when executed by all parties.

                                    DeCRANE AIRCRAFT HOLDINGS, INC.
                                    a Ohio corporation

                                    By:  /s/ R. Jack DeCrane
                                       R. Jack DeCrane, Chief Executive Officer

                                    DAHX, INC.,
                                    a Delaware corporation

                                    By:  /s/ R. Jack DeCrane
                                       R. Jack DeCrane, Chief Executive Officer

                                    BANC ONE CAPITAL PARTNERS, L.P.

                                    By:   /s/ illegible
                                        ----------------------------------
                                        BOCP Corporation, General Partner,
                                        By Authorized Signatory


                                    BRANTLEY VENTURE PARTNERS II, L.P.

                                    By:  /s/ Paul H. Cascio
                                        ----------------------------------
                                        Paul H. Cascio, General Partner

                                      /s/ R. Jack DeCrane
                                    --------------------------------------
                                     R. JACK DeCRANE, In his Individual
                                     capacity


                                     DSV PARTNERS, IV

                                     By:   DSV Management, Ltd.

                                         By:  /s/ James R. Bergman
                                             ---------------------------
                                             James R. Bergman, General Partner

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                                     INTERNATIONALE NEDERLANDEN (U.S.)
                                     CAPITAL CORPORATION

                                     By:  /s/ illegible
                                          --------------------------------
                                     Its:  Senior Associate
                                          --------------------------------

                                     THE PROVIDENT BANK

                                     By:   /s/ illegible
                                          --------------------------------
                                     Its:  Vice President
                                          --------------------------------

                                     NASSAU CAPITAL PARTNERS L.P.

                                     By:  NASSAU CAPITAL L.L.C.,
                                          General Partner

                                          By:  /s/ illegible
                                              -----------------------------
                                          Its:  Member
                                              -----------------------------

                                     NAS PARTNERS LLC.

                                     By:  /s/ illegible
                                          --------------------------------
                                     Its:   Member
                                          --------------------------------


                                     ELECTRA INVESTMENT TRUST, P.L.C.

                                     By:   /s/ illegible
                                          --------------------------------
                                     Its:
                                          --------------------------------


                                     ELECTRA ASSOCIATES, INC.

                                     By:   /s/ illegible
                                          --------------------------------
                                     Its:
                                          --------------------------------


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